Exhibit 10.37

EMI HOLDING, INC.

AMENDMENT NO. 2 TO CONVERTIBLE PROMISSORY NOTE

This Amendment No. 2 to Convertible Promissory Note (this “Amendment”) is made and entered into as of January 15, 2020 by and between EMI Holding, Inc., a Delaware corporation (formerly known as Emmaus Life Sciences, Inc and herein “Borrower” or the “Company”), and the undersigned holder  (the “Holder”) of the Convertible Promissory Note of the Company more specifically described on the Holder Signature Page hereto, as amended by Amendment No. 1 thereto dated July 8, 2019 (as so amended, the “Original Note”), in order to further amend the Original Note as follows:

The “Term” of the Original Note is hereby extended from January 15, 2020 to June 15, 2020.

The “Interest Rate” of the Original Note is hereby increased from 10% to 11%.

There is hereby added to the “Principal Amount” of the Original Note $650,000 of accrued interest as of the date of this Amendment, bringing the “Principal Amount” of the Original Note to $3,150,000 as of the date of this Amendment.

Notwithstanding any other provision of the Original Note, as amended by this Amendment, interest only on the “Principal Amount” of the Original Note, less applicable withholding taxes, shall be payable on or before the last day of February and March of 2020, with the balance of  the Original Note to be repaid in three installments of $1,050,000 of “Principal Amount” plus accrued interest, less applicable withholding taxes, on or before the 15th day of April, May and June of 2020.

Except as set forth above, the terms and provisions of the Original Note shall remain in full force and effect.

This Amendment may be executed in counterparts and by facsimile signature or otherwise, and each such counterpart shall be deemed an original and both such counterparts together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the Company has executed this Amendment as of the date first set forth above.

EMI Holding, Inc.

By: /s/ Yutaka Niihara
     Yutaka Niihara, M.D., M.P.H.
     Chairman and Chief Executive Officer

[Holder Signature Page Follows]

HOLDER SIGNATURE PAGE TO AMENDMENT NO. 2 TO CONVERTIBLE PROMISSORY NOTE

AGREED AND ACCEPTED:

Dated: February __, 2020

Wealth Threshold Limited

Name of individual purchaser, custodian, corporation, partnership or other entity or trust (please print)

Signature of individual purchaser, authorized person or trustee

CONVERTIBLE PROMISSORY NOTE DATED JANUARY 15, 2018 IN THE ORIGINAL PRINCIPAL AMOUNT OF $5,000,000, AS AMENDED BY AMENDMENT NO. 1 THERETO DATED JULY 8, 2019.